Reply Attention of	Ethan P. Minsky
Direct Tel.	604.643.3151
EMail Address	epm@cwilson.com
Our File No.	27975-0001 / CW1008716.1

December 29, 2006

BY EDGAR AND BY COURIER

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549-4561

USA

Attention:	Maryse Mills-Apenteng

Dear Sirs:

Re: Navitrak International Corporation Amendment No. 4 to Form SB-2 Filed on November 9, 2006 File No. 333-130775

                              Thank you for your letter of December 4, 2006 with respect to Amendment No. 4 to the Registration Statement on Form SB-2 (the "Form SB-2") filed by Navitrak International Corporation (the "Company"). For your ease of reference, our responses are numbered in a manner that corresponds with your comments. We enclose three blacklined copies of Amendment No. 5 to the Form SB-2 (the "Amendment").

General

1.

We note your response to prior comment 4. Your definition of Disclosure Controls and Procedures is more limited than what is called for in Rule 13a-15(e) or 15d-15(e) of the Exchange Act. The rule requires, among other matters, that the disclosure controls and procedures be designed “to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Act . . . is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms” and to ensure that “information required to be disclosed by an issuer

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. . . is accumulated and communicated to the issuer’s management . . . as appropriate to allow timely decisions regarding required disclosure.” Please confirm that you will conform your disclosure in future periodic reports and other filings.

The Company confirms that it will conform its disclosure in future periodic reports and other filings to that which is called for by Rule 13a-15(e) or 15d-15(e) of the Exchange Act.

2.	Amend to include currently dated consent of the independent registered public accounting firm.

The Company has included the consent of its independent registered public accounting firm dated December 27, 2006 as Exhibit 23.1 to the Amendment.

3.

We note that you refer to an “independent valuator” throughout your filing (pages 7, 51, 61, 66 and 67). Inclusion of these references in a registration statement requires the identification of the independent appraisal firm and the inclusion of the expert’s consent. See Rule 436(b) of Regulation C.

The references to an independent valuator have been removed from the filing. Although the Company did retain a consultant to assist it in revisiting the allocation of the purchase price among net assets acquired in respect of software and goodwill, the analysis and the decisions made during this process were those of the Company’s management and the disclosure has been amended to reflect this.

Navitrak International Corporation (Formerly Flashpoint International Inc. – Successor)

Consolidated Statements of Operations

4.

With regard to the Consolidated Statements of Operations, revise to present the vertical line between the second and third columns to clearly separate the predecessor and successor results of operations.

The vertical line between the second and third columns on the Consolidated Statement of Operations has been revised to clearly separate the predecessor and successor results of operations.

We look forward to any further comments you may have regarding the Amendment or with respect to any of the above responses. Should you have any questions, please do not hesitate to contact the writer directly at 604.643.3151.

CW1008716.1

Yours truly,

CLARK WILSON LLP

Per: /s/ Ethan P. Minsky

Ethan P. Minsky

EPM/epm

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